UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  January 22, 2007


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


            Delaware            1-2691                13-1502798
    (State of Incorporation)(Commission File Number)(IRS Employer
                                                  Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)              (Zip Code)


                            (817) 963-1234
                       (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01.  Entry into a Material Definitive Agreement.

On January 22, 2007, AMR Corporation (AMR), the parent company of American Airlines, Inc., entered into an Underwriting Agreement (the Underwriting Agreement) with Credit Suisse Securities (USA) LLC, acting on behalf of itself and the other underwriters named therein (the Underwriters) relating to the issuance and sale of 13,000,000 shares (the 1/22/07 Shares) of AMR's common stock, par value $1.00 per share (the Common Stock), at an offering price to the public of $38.70 per share. AMR has granted the Underwriters a 30-day option to purchase an additional 1,950,000 shares of Common Stock (together with the 1/22/07 Shares, the Shares), at the same price per share paid to AMR for the 1/22/07 Shares, to cover over-allotments, if any. The closing of the offering, which is subject to customary closing conditions, is expected to occur on January 26, 2007.

The Shares will be issued pursuant to AMR's shelf registration statement (the Registration Statement) on Form S-3 (File Nos. 333-136563 and 333-136563-01), which became effective upon filing with the Securities and Exchange Commission on August 11, 2006.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this report), and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption "Underwriting" contained in AMR's Prospectus Supplement dated January 22, 2007 to the Prospectus dated August 11, 2006, each of which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement. A copy of the opinion of Debevoise & Plimpton LLP, relating to the legality of the Shares is filed as Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement. A copy of the opinion of Debevoise & Plimpton LLP relating to certain tax matters with respect to the Shares is filed as
Exhibit 8.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.


Item 9.01.  Financial Statements and Exhibits.

       (d) Exhibits

     1.1 Underwriting Agreement dated January 22, 2007 between AMR Corporation and Credit Suisse Securities (USA) LLC, acting on behalf of itself and the other underwriters named therein

     5.1  Opinion of Debevoise & Plimpton LLP

     8.1  Opinion of Debevoise & Plimpton LLP

    23.1  Consent  of  Debevoise & Plimpton LLP  (contained  in
          Exhibit 5.1)

    23.2  Consent  of  Debevoise & Plimpton LLP  (contained  in
          Exhibit 8.1)






                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN AIRLINES, INC.



                                        /s/ Kenneth W. Wimberly
                                        Kenneth W. Wimberly
                                        Corporate Secretary



Dated:  January 24, 2007

                          EXHIBIT INDEX


Exhibit        Description


1.1       Underwriting  Agreement dated January 22, 2007  between
          AMR Corporation and Credit Suisse Securities (USA) LLC, acting on behalf of itself and the other underwriters named therein

5.1       Opinion of Debevoise & Plimpton LLP

8.1       Opinion of Debevoise & Plimpton LLP

23.1      Consent of Debevoise & Plimpton LLP (contained in
          Exhibit 5.1)

23.2      Consent  of  Debevoise & Plimpton  LLP  (contained  in
          Exhibit 8.1)